EXHIBIT 99.2 JULY 26, 2018 Earnings Summary Second Quarter 2018

SAFE HARBOR This presentation contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; projected sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of our engineering, research and development projects; our business strategies; our capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the Company’s expected tax rate; the impact of the acquisitions we have made and commercial partnerships we have established; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our ability to execute on our strategies; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 15, 2018, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin,” “Adjusted Gross Profit” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

2Q18 HIGHLIGHTS ◦ 2Q18 sales of $383 million grew 16% from same quarter a year ago and 4% from 1Q18, outpacing Entegris’ markets ◦ Growth was across all divisions: ◦ Specialty Chemicals and Engineered Materials sales grew 11% from prior year and 3% sequentially ◦ Microcontamination Control sales grew 19% from prior year and 5% sequentially ◦ Advanced Materials Handling sales were 20% from prior year and 5% sequentially ◦ Demand trends reflected strength from memory fab customers, OEMs, chemical makers, and wafer growers ◦ Completed the acquisition of SAES Pure Gas (SPG) on June 25, 2018 ◦ 2Q18 GAAP Earnings Per Share of $0.38 increased 36% from prior year; non-GAAP EPS of $0.49 grew 44% from the prior year ◦ Generated $109 million of adjusted EBITDA, or 29% of sales 3

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) 2Q18 over 2Q18 over $ in millions, except per share data 2Q18 2Q18 Guidance 1Q18 2Q17 2Q17 1Q18 Net Revenue $383.1 $370 to $385 $367.2 $329.0 16.4% 4.3% Gross Margin 47.6% 47.9% 45.7% Operating Expenses $107.4 $101 to $104 $97.5 $91.2 17.8% 10.2% Operating Income $74.9 $78.5 $59.1 26.7% (4.6%) Operating Margin 19.6% 21.4% 18.0% Tax Rate 15.3% 19.0% 21.6% Net Income $54.3 $52 to $59 $57.6 $40.0 35.8% (5.7%) Earnings per diluted share $0.38 $0.36 to $0.41 $0.40 $0.28 35.7% (5.0%) 4

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1 2Q18 over 2Q18 over $ in millions, except per share data 2Q18 2Q18 Guidance 1Q18 2Q17 2Q17 1Q18 Net Revenue $383.1 $370 to $385 $367.2 $329.0 16.4% 4.3% Adjusted Gross Margin2 47.7% 47.9% 46.3% Non-GAAP Operating Expenses3 $89.1 $89 to $92 $85.9 $78.4 13.6% 3.7% Adjusted Operating Income $93.5 $90.1 $73.8 26.7% 3.8% Adjusted Operating Margin 24.4% 24.5% 22.4% Non-GAAP Tax Rate4 15.5% 17.8% 25.6% Non-GAAP Net Income5 $69.8 $60 to $68 $68.0 $48.9 42.7% 2.6% Non-GAAP EPS $0.49 $0.42 to $0.47 $0.47 $0.34 44.1% 4.3% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, severance, and impairment of equipment. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) – YEAR TO DATE 1H18 over $ in millions, except per share data 1H18 1H17 1H17 Net Revenue $750.3 $646.4 16.1% Gross Margin 47.8% 44.8% Operating Expenses $205.0 $179.9 14.0% Operating Income $153.4 $110.0 39.5% Operating Margin 20.4% 17.0% Tax Rate 17.2% 21.7% Net Income $111.9 $72.5 54.3% EPS $0.78 $0.51 52.9% 6

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP) – YEAR TO DATE1 1H18 over $ in millions, except per share data 1H18 1H17 1H17 Net Revenue $750.3 $646.4 16.1% Adjusted Gross Margin2 47.8% 45.2% Non-GAAP Operating Expenses3 $175.0 $156.2 12.0% Adjusted Operating Income $183.6 $135.7 35.3% Adjusted Operating Margin 24.5% 21.0% Non-GAAP Tax Rate4 16.7% 24.2% Non-GAAP Net Income5 $137.9 $89.7 53.6% Non-GAAP EPS $0.96 $0.63 52.4% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, severance, and impairment of equipment. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 7

EARNINGS PER SHARE1 EPS: 2Q18 vs. 2Q17 EPS: 2Q18 vs. 1Q18 $0.60 $0.60 $0.49 $0.49 $0.50 $0.50 $0.47 $0.40 $0.40 $0.38 $0.40 $0.38 $0.34 $0.30 $0.28 $0.30 $0.20 $0.20 $0.10 $0.10 $0.00 $0.00 2Q17 2Q18 1Q18 2Q18 GAAP Non-GAAP GAAP Non-GAAP 1. Represents diluted earnings per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. 8

RESULTS BY SEGMENT[1]

$ in millions

Specialty Chemicals and Engineered Materials Segment[2]



$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q17
3Q17
4Q17
1Q18
2Q18
Sales
Adj. Op. margin

Microcontamination Control Segment[3]



$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q17
3Q17
4Q17
1Q18
2Q18
Sales
Adj. Op. margin

Advanced Materials Handling Segment[4]



$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q17
3Q17
4Q17
1Q18
2Q18
Sales
Adj. Op. margin

1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.
2. Segment profit for SCEM for 3Q17 includes a charge for severance of $14K.
3. Segment profit for MC for Q317 includes a charge for severance of $196K. Segment profit for MC for 2Q17 includes charges for impairment of equipment and severance of $884K and $559K, respectively. Segment profit for MC for Q218 includes a charge for fair value mark-up of acquired inventory sold of $208K.
4. Segment profit for AMH for 2Q17 includes charges for impairment of equipment of $2,286K. Segment profit for AMH for 3Q17 includes charges for impairment of equipment and severance totaling $5,221K.

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Entegris

REVENUE BY GEOGRAPHY: STRONG GROWTH IN N. AMERICA, KOREA, JAPAN, CHINA AND EUROPE 1H18 Revenue by Geography 1H18 vs. 1H17 Growth Rate Revenue = $750.3 million Taiwan -14% Taiwan N. America 24% N. America $132.5M $170.1M South Korea 28% Southeast Japan 40% Asia $57.8M $68.8M China 37% Europe $127.5M Europe 15% $106.2M South Korea Southeast Asia 3% $87.3M Japan China -25% -15% -5% 5% 15% 25% 35% 45% 55% 10

SUMMARY – BALANCE SHEET ITEMS $ in millions 2Q18 1Q18 2Q17 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $257.1 12.7% $550.2 28.1% $405.6 23.5% Accounts Receivable, net $200.4 9.9% $195.3 10.0% $171.1 9.9% Inventories $265.4 13.1% $214.1 10.9% $194.2 11.2% Net PP&E $380.3 18.8% $364.3 18.6% $341.1 19.7% Total Assets $2,066.1 $1,961.3 $1,727.4 Current Liabilities1 $204.3 10.1% $266.5 13.6% $251.0 14.5% Long-term debt, excluding $650.2 32.1% $549.8 28.0% $435.9 25.2% current maturities Total Liabilities $1,013.2 48.0% $936.9 47.8% $745.1 43.1% Total Shareholders’ Equity $1,052.9 52.0% $1,024.4 52.2% $982.3 56.9% AR – DSOs 47.7 48.5 47.5 Inventory Turns 3.3 3.7 3.7 1. Current Liabilities in 1Q18 and 2Q17 includes $100 million of current maturities of long term debt, respectively. 11

ADJUSTED EBITDA MARGIN1 Adjusted EBITDA and EBITDA Margin Adjusted TTM EBITDA 28.2% 28.9% 28.5% 27.8% 27.7% 27.7% 400 26.8% $408 $109 $387 $106 350 $96 $97 300 80 $88 250 200 40 150 100 50 0 0 2Q17 3Q17 4Q17 1Q18 2Q18 TTM-1Q18 TTM-2Q18 Adj. EBITDA in $M Adj. EBITDA as % of Sales Adj. EBITDA in $M Adj. EBITDA as % of Sales 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. 12

CASH FLOWS $ in millions 2Q18 1Q18 2Q17 Beginning Cash Balance $550.2 $625.4 $391.2 Cash from operating activities $98.3 $38.8 $85.2 Capital expenditures ($26.4) ($21.0) ($20.3) Acquisition of business ($342.6) ($37.7) ($20.0) Payments on long-term debt ($2.0) ($25.0) ($25.0) Repurchase and retirement of common stock ($10.0) ($10.0) - Dividend payments ($9.9) ($9.9) - Other investing activities $1.8 $0.1 - Other financing activities $4.0 ($13.9) ($3.8) Effect of exchange rates ($6.3) $3.3 ($1.6) Ending Cash Balance $257.1 $550.2 $405.6 Free Cash Flow1 $71.9 $17.8 $64.9 Adjusted EBITDA $109.3 $106.0 $88.2 1. Free cash flow equals cash from operations less capital expenditures. 13

OUTLOOK GAAP $ in millions, except per share data 3Q18 Guidance 2Q18 Actual 3Q17 Actual Net Revenue $395 to $410 $383.1 $345.6 Operating Expenses1 $108 to $110 $107.4 $94.8 Net Income $52 to $59 $54.3 $40.9 Earnings Per Diluted Share $0.36 to $0.41 $0.38 $0.28 Non-GAAP $ in millions, except per share data 3Q18 Guidance 2Q18 Actual 3Q17 Actual Net Revenue $395 to $410 $383.1 $345.6 Non-GAAP Operating Expenses2 $90 to $92 $89.1 $78.4 Non-GAAP Net Income $66 to $73 $69.8 $57.0 Non-GAAP EPS $0.46 to $0.51 $0.49 $0.40 1. GAAP operating expenses in 3Q18 exclude integration costs. 2. Non-GAAP operating expenses exclude amortization. In 3Q18, amortization is estimated to be approximately $18 million, or $0.10 per share. 14

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 15

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT $ in thousands Three months ended Six months ended June 30, 2018 July 1, 2017 March 31, 2018 June 30, 2018 July 1, 2017 Net Sales $383,059 $329,002 $367,199 $750,258 $646,379 Gross profit-GAAP $182,378 $150,303 $175,997 $358,375 $289,899 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold 208 - - 208 - Impairment of equipment - 1,966 - - 1,966 Adjusted gross profit $182,586 $152,269 $175,997 $358,583 $291,865 Gross margin - as a % of net sales 47.6% 45.7% 47.9% 47.8% 44.8% Adjusted gross margin - as a % of net sales 47.7% 46.3% 47.9% 47.8% 45.2% 16

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands

	Three months ended			Six months ended	
Segment profit-GAAP	June 30, 2018	July 1, 2017	March 30, 2018	June 30, 2018	July 1, 2017
Specialty Chemicals and Engineered Materials	$37,316	$29,060	$31,562	$68,878	$52,188
Microcontamination Control	39,054	31,796	41,991	81,045	62,783
Advanced Materials Handling	23,114	15,169	23,142	46,256	29,129
Total segment profit	99,484	76,025	96,695	196,179	144,100
Amortization of intangible assets	12,014	11,007	11,669	23,683	21,952
Unallocated expenses	12,537	5,928	6,553	19,090	12,138
Total operating income	$74,933	$59,090	$78,473	$153,406	$110,010

	Three months ended			Six months ended	
Adjusted segment profit	June 30, 2018	July 1, 2017	March 30, 2018	June 30, 2018	July 1, 2017
Specialty Chemicals and Engineered Materials	$37,316	$29,060	$31,562	$68,878	$52,188
Microcontamination Control[1]	39,262	33,239	41,991	81,253	64,226
Advanced Materials Handling[2]	23,114	17,455	23,142	46,256	31,415
Total segment profit	99,692	79,754	96,695	196,387	147,829
Amortization of intangible assets[3]	-	-	-	-	-
Unallocated expenses[4]	6,219	5,928	6,553	12,772	12,138
Total operating income	$93,473	$73,826	$90,142	$183,615	$135,691

1 Adjusted segment profit for Microcontamination Control for the three and six months ended July 1, 2017 excludes charges for impairment of equipment and severance of $884K and $559K, respectively. Adjusted segment profit for Microcontamination Control for the three and six months ended June 30, 2018 excludes charges for fair value mark-up of acquired inventory sold of $208K, respectively.
2 Adjusted segment profit for Advanced Material Handling for the three and six months ended July 1, 2017 excludes charges for impairment of equipment of $2,286K.
3 Adjusted amortization of intangible assets excludes amortization expense of $12,014K, $11,007K, and $11,669K for the three months ended June 30, 2018, July 1, 2017, and March 31, 2018, respectively and $23,683K and $21,952K for the six months ended June 30, 2018 and July 1, 2017, respectively.
4 Adjusted unallocated expenses for the three and six months ended June 30, 2018 exclude deal costs and integration expenses of $5,121K and $1,197K, respectively.

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Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA $ in thousands Three months ended Six months ended June 30, 2018 July 1, 2017 March 31, 2018 June 30, 2018 July 1, 2017 Net sales $383,059 $329,002 $367,199 $750,258 $646,379 Net income $54,349 $39,991 $57,562 $111,911 $72,505 Adjustments to net income: Income tax expense 9,782 11,042 13,546 23,328 20,153 Interest expense, net 6,925 8,103 7,226 14,151 16,496 Other expense (income), net 3,877 (46) 139 4,016 856 GAAP - Operating income 74,933 59,090 78,473 153,406 110,010 Charge for fair value write-up of acquired inventory sold 208 - - 208 - Deal Costs 5,121 - - 5,121 - Integration Costs 1,197 - - 1,197 - Severance - 559 - - 559 Impairment of equipment - 3,170 - - 3,170 Amortization of intangible assets 12,014 11,007 11,669 23,683 21,952 Adjusted operating income 93,473 73,826 90,142 183,615 135,691 Depreciation 15,802 14,411 15,897 31,699 28,388 Adjusted EBITDA $109,275 $88,237 $106,039 $215,314 $164,079 Adjusted operating margin 24.4% 22.4% 24.5% 24.5% 21.0% Adjusted EBITDA - as a % of net sales 28.5% 26.8% 28.9% 28.7% 25.4% 18

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE $ in thousands, except per share data Three months ended Six months ended June 30, 2018 July 1, 2017 March 31, 2018 June 30, 2018 July 1, 2017 GAAP net income $54,349 $39,991 $57,562 $111,911 $72,505 Adjustments to net income: Charge for fair value write-up of acquired inventory sold 208 - - 208 - Deal Costs 5,121 - - 5,121 - Integration Costs 1,197 - - 1,197 - Severance - 559 - - 559 Impairment of equipment - 3,170 - - 3,170 Amortization of intangible assets 12,014 - 11,669 23,683 - Tax effect of adjustments to net income and discrete items (3,702) 11,007 (2,710) (6,412) 21,952 Tax effect of Tax Cuts and Jobs Act 648 (5,821) 1,494 2,142 (8,526) Non-GAAP net income $69,835 $48,906 $68,015 $137,850 $89,660 Diluted earnings per common share $0.38 $0.28 $0.40 $0.78 $0.51 Effect of adjustments to net income $0.11 $0.06 $0.07 $0.18 $0.12 Diluted non-GAAP earnings per common share $0.49 $0.34 $0.47 $0.96 $0.63 19

GAAP SEGMENT TREND DATA

$ in thousands	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218
Sales										
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637	124,681
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819	124,042
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059
Segment Profit[1]										
SCEM	$ 17,818	$ 24,205	$ 14,244	$ 21,061	$ 23,128	$ 29,060	$ 29,539	$ 30,075	$ 31,562	$ 37,316
MC	14,181	24,511	27,684	27,535	30,987	31,796	39,302	39,328	41,991	39,054
AMH	14,697	18,203	11,192	12,190	13,960	15,169	12,483	18,226	23,142	23,114
Total Segment Profit	$ 46,696	$ 66,919	$ 53,120	$ 60,786	$ 68,075	$ 76,025	$ 81,324	$ 87,629	$ 96,695	$ 99,484
Segment Profit Margin										
SCEM	17.6%	21.7%	13.6%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%	27.8%
MC	18.3%	26.8%	29.2%	27.9%	31.0%	30.5%	33.8%	34.0%	35.4%	31.3%
AMH	16.6%	18.3%	11.5%	12.3%	13.6%	14.7%	11.9%	16.6%	19.6%	18.6%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.

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Entegris

NON-GAAP SEGMENT TREND DATA

$ in thousands	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218
Sales										
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637	124,681
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819	124,042
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059
Adjusted Segment Profit[1]										
SCEM[2]	$ 17,818	$ 24,205	$ 14,943	$ 21,061	$ 23,128	$ 29,060	$ 29,553	$ 30,075	$ 31,562	$ 37,316
MC[3]	14,181	24,511	28,421	27,535	30,987	33,239	39,498	39,328	41,991	39,262
AMH[4]	14,697	18,203	17,987	12,190	13,960	17,455	17,704	18,226	23,142	23,114
Total Adj. Segment Profit	$ 46,696	$ 66,919	$ 61,351	$ 60,786	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695	$ 99,692
Adjusted Segment Profit Margin										
SCEM	17.6%	21.7%	14.3%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%	27.8%
MC	18.3%	26.8%	30.0%	27.9%	31.0%	31.8%	34.0%	34.0%	35.4%	31.5%
AMH	16.6%	18.3%	18.5%	12.3%	13.6%	16.9%	16.9%	16.6%	19.6%	18.6%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.
2. Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699K. Adjusted segment profit for SCEM for Q317 excludes charges for severance of $14K.
3 Adjusted segment profit for MC for Q316 excludes charges for severance of $737K. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884K and $559K, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196K. Adjusted segment profit for MC for Q218 excludes charges for fair value mark-up of acquired inventory sold of $208K.
4. Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826K and $969K, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286K. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364K and $1,857K, respectively.

21 Entegris